UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): May 1, 2012

BRISTOL-MYERS SQUIBB COMPANY

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-1136	22-0790350
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

345 Park Avenue

New York, NY 10154

(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (212) 546-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) As noted below under Item 5.07, on May 1, 2012, the stockholders of Bristol-Myers Squibb Company (the “Company”) approved the 2012 Stock Award and Incentive Plan (the “Plan”) at the annual meeting of stockholders (the “Annual Meeting”).

The material terms of the Plan are summarized on pages 66 through 74 of the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 20, 2012 (the “Proxy Statement”), which description is incorporated by reference herein. This description of the Plan is qualified in its entirety by reference to the actual terms of the Plan, which are set forth in Exhibit B to the Proxy Statement. Forms of the Restricted Stock Units Agreements with five and four year vesting periods under the Plan are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) The Annual Meeting of the Company was held on May 1, 2012.

(b) Stockholders voted on the matters set forth below.

Item 1. The stockholders elected each of the Company’s 12 nominees to serve as directors of the Company until the 2013 Annual Meeting based upon the following votes:

	For	Against	Abstain	Broker Non-Vote
Lamberto Andreotti	1,121,819,840	8,719,281	3,127,551	307,133,491
Lewis B. Campbell	1,084,897,130	45,117,317	3,652,225	307,133,491
James M. Cornelius	1,118,717,900	11,737,105	3,211,667	307,133,491
Louis J. Freeh	1,026,294,101	103,972,894	3,399,677	307,133,491
Laurie H. Glimcher, M.D.	1,107,104,625	23,236,970	3,325,077	307,133,491
Michael Grobstein	1,095,299,430	34,773,368	3,593,874	307,133,491
Alan J. Lacy	1,096,136,645	33,944,047	3,585,980	307,133,491
Vicki L. Sato, Ph.D.	1,105,588,622	24,799,047	3,279,003	307,133,491
Elliott Sigal, M.D., Ph.D.	1,121,424,899	9,118,628	3,123,145	307,133,491
Gerald L. Storch	1,111,484,567	18,482,232	3,699,873	307,133,491
Togo D. West, Jr.	1,088,266,794	41,365,445	4,034,433	307,133,491
R. Sanders Williams, M.D.	1,014,812,382	115,554,381	3,299,909	307,133,491

Item 2. The appointment of Deloitte & Touche LLP as independent registered public accounting firm for the Company for 2012 was ratified based upon the following votes:

For	Against	Abstain
1,405,022,369	30,935,708	4,842,086

Item 3. The management proposal on the advisory vote to approve the compensation of our named executive officers was approved based upon the following votes:

For	Against	Abstain	Broker Non-Vote
1,078,765,242	45,945,599	8,955,831	307,133,491

Item 4. The management proposal on the Plan was approved based upon the following votes:

For	Against	Abstain	Broker Non-Vote
1,034,407,941	92,103,864	7,154,867	307,133,491

Item 5. The stockholder proposal on cumulative voting was not presented at the Annual Meeting because neither the proponent nor a qualified representative of the proponent appeared at the Annual Meeting to present the proposal.

Item 6. The stockholder proposal on transparency in animal research received the following votes:

For	Against	Abstain	Broker Non-Vote
50,365,550	849,227,959	234,073,163	307,133,491

Item 7. The stockholder proposal on shareholder action by written consent received the following votes:

For	Against	Abstain	Broker Non-Vote
431,656,540	692,506,236	9,503,896	307,133,491

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Form of Restricted Stock Units Agreement with five year vesting under the 2012 Stock Award and Incentive Plan.

10.2	Form of Restricted Stock Units Agreement with four year vesting under the 2012 Stock Award and Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRISTOL-MYERS SQUIBB COMPANY

Dated: May 7, 2012	By:	/s/ Sandra Leung
		Name:	Sandra Leung
		Title:	General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Restricted Stock Units Agreement with five year vesting under the 2012 Stock Award and Incentive Plan.

10.2	Form of Restricted Stock Units Agreement with four year vesting under the 2012 Stock Award and Incentive Plan.